SUPPLEMENT DATED SEPTEMBER 28, 2001
                              TO THE PROSPECTUS OF

                     USALLIANZ ALTERITY(TM) VARIABLE ANNUITY
                     USALLIANZ REWARDS(TM) VARIABLE ANNUITY
                    USALLIANZ DIMENSIONS(TM) VARIABLE ANNUITY
                                DATED MAY 1, 2001

                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B


Effective November 5, 2001, the following Investment Options will be closed to new monies:

o        AIM V.I. Growth Fund
o        Alger American Small Capitalization Portfolio
o        Davis VA Real Estate Portfolio
o        J.P. Morgan International Opportunities Portfolio
o        J.P. Morgan U.S. Disciplined Equity Portfolio

On and after November 5, sub-accounts investing in the above Investment Options will no longer accept new premiums, transfers from other sub-accounts or the fixed account, including dollar cost averaging transfers, or automatic portfolio rebalancing or reallocations pursuant to an Allianz Asset Allocation Model. Monies already allocated to one of the closed Investment Options will remain in the Investment Option until we receive contrary instructions from the contract owner.

Any new premiums or transfers allocated to one of the closed Investment Options will be allocated to the AZOA Money Market Fund, until we receive new instructions from the contract owner. Automatic portfolio rebalancing and asset allocation will be discontinued for any rebalancing or allocation program that includes one of the closed Investment Options, until we receive new instructions from the contract owner.


                                                                   PRO-003-1101